UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 4, 2010

(Date of earliest event reported)

MF Global Holdings Ltd.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33590	98-0551260
(Commission File Number)	(IRS Employer Identification No.)

717 Fifth Avenue New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

212-589-6200

(Registrant’s Telephone Number, Including Area Code)

MF Global Ltd.

Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 4, 2010 (the “Effective Date”), MF Global Ltd. changed its jurisdiction of incorporation from Bermuda to the State of Delaware. MF Global Ltd. discontinued its existence as a Bermuda exempted company as provided under Section 132G of The Companies Act 1981 of Bermuda and, pursuant to Section 388 of the General Corporation Law of the State of Delaware (the “DGCL”), continued its existence under the DGCL as a corporation organized in the State of Delaware and known as MF Global Holdings Ltd. (the “Company”). This transaction is referred to herein as the “Domestication”.

In connection with the Domestication, the Company executed a First Supplemental Indenture dated as of January 4, 2010 (the “First Supplemental Indenture”), between the Company and Deutsche Bank Trust Company Americas, as Trustee, which amends and supplements the Indenture dated as of June 25, 2008 relating to the Company’s 9.00% Convertible Senior Notes due 2038 (the “Convertible Notes”) issued by MF Global Ltd. The First Supplemental Indenture provides for the assumption of the obligations of MF Global Ltd. under the Indenture and the Convertible Notes by the Company and that, upon conversion of the Convertible Notes, shares of the Company’s common stock will be issued in lieu of the common shares of MF Global Ltd. The First Supplemental Indenture is filed as Exhibit 4.2 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01. This description of the First Supplemental Indenture is a summary and does not purport to be a complete description of all of the terms of such agreement, and is qualified in its entirety by reference to a copy of the First Supplemental Indenture filed as an exhibit hereto.

ITEM 3.03	MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS.

In connection with the Domestication, the outstanding common shares and preference shares of MF Global Ltd. have been converted, on a one-for-one basis, into shares of common stock and preferred stock, as applicable, of the Company, as described in Item 8.01 below.

The Company’s common stock will continue to trade on the New York Stock Exchange under the symbol “MF”. Upon effectiveness of the Domestication, the Company’s CUSIP number relating to its common stock changed to 55277J 108.

The rights of holders of the Company’s common stock are now governed by the Company’s Delaware certificate of incorporation, its Delaware by-laws and the DGCL, each of which is described in MF Global Ltd.’s final prospectus dated December 1, 2009 relating to the Domestication, which was filed with the Securities and Exchange Commission pursuant to Rule 424(b)(3) on December 1, 2009 (the “Final Prospectus”). The Final Prospectus is part of the Company’s registration statement on Form S-4 dated November 30, 2009 (the “Form S-4”), which was filed with the Securities and Exchange Commission on November 30, 2009 (File No. 333-162892). The sections of the Final Prospectus entitled “Description of Capital Stock”, “The Domestication” and “Material U.S. Federal Income Tax Consequences of the Domestication” are hereby incorporated by reference into this Item 3.03 and are included in Exhibit 99.2 to this Current Report on Form 8-K. The Delaware certificate of incorporation and the Delaware by-laws are filed as Exhibits 3.1 and 3.2 to this Current Report on 8-K, respectively, and are hereby incorporated by reference into this Item 3.03. The description of the certificate of incorporation and by-laws referenced above is a summary and does not purport to be a complete description of those documents, and is qualified in its entirety by reference to the copies of those documents filed as exhibits hereto.

In connection with the Domestication, MF Global Ltd. amended its existing Rights Agreement, dated as of July 9, 2007, as amended by Amendment No. 1 to the Rights Agreement, dated as of May 20, 2008 (the foregoing as so amended, the “Rights Agreement”), by executing Amendment No. 2 to the Rights Agreement dated as of January 4, 2010 (the “Amendment”), between MF Global Ltd. and Computershare Trust Company, N.A., as Rights Agent. The Amendment provides that upon completion of the Domestication, the Rights Agreement will be a binding agreement of the Company and as such will remain in full force and effect and will apply to the shares of the Company’s common stock instead of the common shares of MF Global Ltd. The Amendment is filed as Exhibit 4.3 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 3.03. This description of the Amendment is a summary and does not purport to be a complete description of all of the terms of such agreement, and is qualified in its entirety by reference to a copy of the Amendment filed as an exhibit hereto.

The information included in Item 1.01 above is incorporated by reference into this Item 3.03.

ITEM 5.03	AMENDMENTS TO THE ARTICLES OF INCORPORATION OR BYLAWS, CHANGE IN FISCAL YEAR.

The information included in Item 3.03 above is hereby incorporated by reference into this Item 5.03.

ITEM 7.01	REGULATION FD DISCLOSURE

On January 4, 2010, the Company issued a press release with respect to the Domestication. A copy of this press release has been furnished with this Current Report on Form 8-K as Exhibit 99.1.

ITEM 8.01	OTHER EVENTS

In accordance with Rule 12g-3(a) under the Securities Exchange Act of 1934 (the “Exchange Act”), the shares of common stock of the Company, as the successor to MF Global Ltd., are deemed to be registered under Section 12(b) of the Exchange Act.

In the Domestication, each of MF Global Ltd.’s outstanding common and preference shares (Series A and B) were automatically converted by operation of law, on a one-for-one basis, into shares of the Company’s common or preferred stock (Series A or B), as applicable. Consequently, each holder of an MF Global Ltd. common or preference share now holds a share of the Company’s common or preferred stock, as applicable, in each case representing the same proportional equity interest in the Company as that shareholder held in MF Global Ltd. and representing the corresponding class and series of shares. In addition, each share of the Company’s common stock evidences one common stock purchase right just as each common share of MF Global Ltd. evidenced one common share purchase right immediately prior to the completion of the Domestication. The number of shares of the Company’s common and preferred stock outstanding immediately after the Domestication was the same as the number of common and preference shares of MF Global Ltd. outstanding immediately prior to the Domestication.

It is not necessary for shareholders to exchange their MF Global Ltd. share certificates for new stock certificates of the Company. Until surrendered and exchanged, each certificate evidencing MF Global Ltd.’s common or preference shares are deemed for all purposes of the Company to evidence the identical number of shares of the Company’s common or preferred stock, as applicable. Holders of uncertificated shares of MF Global Ltd. immediately prior to the Domestication have continued as holders of shares of uncertificated stock of the Company.

The business, assets and liabilities of MF Global and its subsidiaries on a consolidated basis, as well as its principal locations and fiscal year, were the same upon completion of the Domestication as they were immediately prior to the Domestication. In addition, the directors and executive officers of the Company upon completion of the Domestication were the same individuals who were directors and executive officers, respectively, of MF Global Ltd. immediately prior to the Domestication. The sections of the Final Prospectus entitled “The Domestication – No Change in Business, Locations, Fiscal Year or Employee Plans” and “The Domestication – No Change in Management or our Board of Directors” are hereby incorporated by reference into this Item 8.01 and are included in Exhibit 99.2 to this Current Report on Form 8-K.

Holders of MF Global Ltd.’s shares who have filed reports under the Exchange Act with respect to those shares should indicate in their next filing, or any amendment to a prior filing, filed on or after the Effective Date that MF Global Ltd. has changed its name to MF Global Holdings Ltd. and that MF Global Holdings Ltd. is the successor to MF Global Ltd.

If you are a U.S. holder of the Company’s common and/or preferred stock, you may be subject to U.S. federal income tax as a result of the Domestication unless you make a timely filing with the Internal Revenue Service. The Company intends to mail a notice to stockholders regarding the need to make a timely filing with the Internal Revenue Service subsequent to the Domestication. In addition, if you are a non-U.S. holder of the Company’s common and/or preferred stock, or of its Convertible Notes, you may become subject to withholding tax on any dividends paid on such common and/or preferred stock, or on any interest or other amounts paid on such notes, subsequent to the effectiveness of the Domestication. Holders of the Company’s common stock, preferred stock and Convertible Notes are urged to review the section of the Final Prospectus entitled “Material U.S. Federal Income Tax Consequences of the Domestication”. That section is hereby incorporated by reference into this Item 8.01 and is included in Exhibit 99.2 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits:

Exhibit No.	Exhibit Description
3.1	Certificate of Incorporation of MF Global Holdings Ltd.

3.2	By-laws of MF Global Holdings Ltd.

4.1	Form of Stock Certificate

4.2	First Supplemental Indenture dated as of January 4, 2010, between MF Global Holdings Ltd., a Delaware corporation, and Deutsche Bank Trust Company Americas, as Trustee

4.3	Amendment No. 2 to the Rights Agreement dated as of January 4, 2010, between MF Global Ltd. and Computershare Trust Company, N.A., as Rights Agent

99.1	Press Release, dated January 4, 2010

99.2	“Description of Capital Stock”, “The Domestication” and “Material U.S. Federal Income Tax Consequences of the Domestication” (incorporated by reference to the sections so entitled in MF Global Ltd.’s Final Prospectus dated December 1, 2009 (filed pursuant to Rule 424(b)(3)) to its Registration Statement on Form S-4 dated November 30, 2009 (File No. 333-162892))

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MF GLOBAL HOLDINGS LTD.

Date: January 5, 2010	By:	/s/ Laurie R. Ferber

Laurie R. Ferber General Counsel